SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Cash Account Trust: Tax–Exempt Portfolio

Effective February 1, 2011, the following paragraph is added to the “MAIN INVESTMENTS” subsection of the “PRINCIPAL INVESTMENT STRATEGY” section under the heading “FUND DETAILS” in the fund’s prospectuses:

The fund may invest in securities of other investment companies, including variable rate demand preferred securities of closed–end investment companies that are eligible for purchase by money market funds (generally, because such preferred securities are structured as unconditional demand instruments with a third party demand provider, i.e., guarantor).

Please Retain This Supplement for Future Reference

January 25, 2011 PROSTKR–29